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                                                                EXHIBIT 10.9

                               INDEMNITY AGREEMENT

         THIS INDEMNITY AGREEMENT (THIS "AGREEMENT") IS MADE AS OF JULY 17, 1998 BY AND BETWEEN PREMIER NATIONAL BANCORP, INC., A NEW YORK CORPORATION (THE "COMPANY"), AND (THE INDEMNITEE").

                                    RECITALS

A. THE INDEMNITEE HAS AGREED TO SERVE AS A DIRECTOR AND/OR OFFICER OF THE COMPANY AND IN SUCH CAPACITY WILL RENDER VALUABLE SERVICES TO THE COMPANY.

B. THE COMPANY HAS INVESTIGATED THE SUFFICIENCY OF LIABILITY INSURANCE AND NEW YORK STATUTORY INDEMNIFICATION PROVISIONS TO PROVIDE ITS DIRECTORS AND OFFICERS AND ITS SUBSIDIARIES' DIRECTORS AND OFFICERS WITH ADEQUATE PROTECTION AGAINST VARIOUS LEGAL RISKS AND POTENTIAL LIABILITIES TO WHICH SUCH INDIVIDUALS ARE SUBJECT DUE TO THEIR POSITION WITH THE COMPANY OR ITS SUBSIDIARIES AND HAS CONCLUDED THAT SUCH INSURANCE AND STATUTORY PROVISIONS MAY PROVIDE INADEQUATE AND UNACCEPTABLE PROTECTION.

C. IN ORDER TO INDUCE AND ENCOURAGE HIGHLY EXPERIENCED AND CAPABLE PERSONS SUCH AS THE INDEMNITEE TO SERVE AS A DIRECTOR AND/OR OFFICER OF THE COMPANY, THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD") HAS DETERMINED, AFTER DUE CONSIDERATION AND INVESTIGATION OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND THE VARIOUS OTHER OPTIONS AVAILABLE TO THE COMPANY AND THE INDEMNITEE IN LIEU HEREOF, THAT THIS AGREEMENT IS NOT ONLY REASONABLE AND PRUDENT BUT NECESSARY TO PROMOTE AND ENSURE THE BEST INTERESTS OF THE COMPANY, ITS SUBSIDIARIES AND ITS SHAREHOLDERS.

                                    AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION OF THE SERVICES OF THE INDEMNITEE AND IN ORDER TO INDUCE THE INDEMNITEE TO SERVE AS A DIRECTOR AND/OR OFFICER, THE COMPANY AND THE INDEMNITEE DO HEREBY AGREE AS FOLLOWS:

1.       DEFINITIONS

         (A)  THE TERM "CHANGE IN CONTROL" SHALL BE DEEMED TO HAVE OCCURRED IF
              (i) ANY "PERSONS" (AS SUCH TERM IS USED IN SECTIONS 13(d) AND 14(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), OTHER THAN A TRUSTEE OR OTHER FIDUCIARY HOLDING SECURITIES UNDER AN EMPLOYEE BENEFIT PLAN OF THE COMPANY OR A CORPORATION OWNED DIRECTLY OR INDIRECTLY BY THE SHAREHOLDERS OF THE COMPANY IN SUBSTANTIALLY THE SAME PROPORTIONS AS THEIR OWNERSHIP OF STOCK OF THE COMPANY, IS OR BECOMES THE "BENEFICIAL OWNER" (AS


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              DEFINED IN RULE 13d-3 OF THE GENERAL RULES AND REGULATIONS UNDER
              THE EXCHANGE ACT), DIRECTLY OR INDIRECTLY, OF SECURITIES OF THE COMPANY REPRESENTING 20% OR MORE OF THE TOTAL VOTING POWER REPRESENTED BY THE COMPANY'S THEN OUTSTANDING VOTING SECURITIES, OR (ii) DURING ANY PERIOD OF TWO OR MORE CONSECUTIVE YEARS, INDIVIDUALS WHO AT THE BEGINNING OF SUCH PERIOD CONSTITUTE THE BOARD AND ANY NEW DIRECTOR WHOSE ELECTION BY THE BOARD OR NOMINATION OF ELECTION BY THE COMPANY'S SHAREHOLDERS WAS APPROVED BY A VOTE OF AT LEAST TWO-THIRDS (2/3) OF THE DIRECTORS THEN STILL IN OFFICE WHO EITHER WERE DIRECTORS AT THE BEGINNING OF THE PERIOD OR WHOSE ELECTION OR NOMINATION FOR ELECTION WAS PREVIOUSLY SO APPROVED, CEASE FOR ANY REASON TO CONSTITUTE A MAJORITY THEREOF, OR (iii) THE SHAREHOLDERS OF THE COMPANY APPROVE A MERGER OR CONSOLIDATION OF THE COMPANY WITH ANY OTHER CORPORATION, OTHER THAN A MERGER OR CONSOLIDATION WHICH WOULD RESULT IN THE VOTING SECURITIES OF THE COMPANY OUTSTANDING IMMEDIATELY PRIOR THERETO CONTINUING TO REPRESENT (EITHER BY REMAINING OUTSTANDING OR BY BEING CONVERTED INTO VOTING SECURITIES OF THE SURVIVING ENTITY) AT LEAST 80% OF THE TOTAL VOTING POWER REPRESENTED BY THE VOTING SECURITIES OF THE COMPANY OR SUCH SURVIVING ENTITY OUTSTANDING IMMEDIATELY AFTER SUCH MERGER OR CONSOLIDATION, OR THE SHAREHOLDERS OF THE COMPANY APPROVE A PLAN OF COMPLETE LIQUIDATION OF THE COMPANY OR AN AGREEMENT FOR THE SALE OR DISPOSITION BY THE COMPANY OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS.

         (B) THE TERM "EXPENSES" INCLUDES, WITHOUT LIMITATION, ATTORNEYS' FEES, DISBURSEMENTS AND RETAINERS, ACCOUNTING AND WITNESS FEES, TRAVEL AND DEPOSITION COSTS, EXPENSES OF INVESTIGATIONS, JUDICIAL OR ADMINISTRATIVE PROCEEDINGS OR APPEALS, AMOUNTS PAID IN SETTLEMENT BY OR ON BEHALF OF THE INDEMNITEE, AND ANY EXPENSES OF ESTABLISHING A RIGHT TO INDEMNIFICATION PURSUANT TO THIS AGREEMENT OR OTHERWISE INCLUDING REASONABLE COMPENSATION FOR TIME SPENT BY THE INDEMNITEE IN CONNECTION WITH THE INVESTIGATION, DEFENSE OR APPEAL OF A PROCEEDING OR ACTION FOR INDEMNIFICATION FOR WHICH HE OR SHE IS NOT OTHERWISE COMPENSATED BY THE COMPANY, ANY OF ITS SUBSIDIARIES OR ANY THIRD PARTY. THE TERM "EXPENSES" DOES NOT INCLUDE THE AMOUNT OF JUDGMENTS, FINES, PENALTIES ORERISA EXCISE TAXES ACTUALLY LEVIED AGAINST THE INDEMNITEE.

         (C) THE TERM "INDEPENDENT LEGAL COUNSEL" SHALL MEAN LEGAL COUNSEL RETAINED JOINTLY BY, AND MUTUALLY ACCEPTABLE TO, THE COMPANY AND THE INDEMNITEE. THE INDEMNITEE AND THE COMPANY EACH MAY SUBMIT NO MORE THAN THREE (3) CANDIDATES FOR THE POSITION OF INDEPENDENT LEGAL COUNSEL. ALL CANDIDATES SHALL DISCLOSE TO THE INDEMNITEE AND THE COMPANY ANY CIRCUMSTANCES LIKELY TO AFFECT HIS OR HER IMPARTIALITY, INCLUDING, WITHOUT LIMITATION, BIAS, INTEREST IN THE RESOLUTION OF THE PROCEEDING, AND PAST OR PRESENT RELATIONS WITH EITHER THE INDEMNITEE, THE EMPLOYER OF THE INDEMNITEE OR THE COMPANY, OR COUNSEL OF EITHER SUCH PARTY. UNDER NO CIRCUMSTANCES SHALL THE INDEPENDENT LEGAL


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              COUNSEL BE (OR HAVE BEEN DURING THE SIX (6) YEAR PERIOD PRIOR TO
              THE DATE OF SUCH APPOINTMENT) A RELATIVE, EMPLOYEE, OFFICER, DIRECTOR OR STOCKHOLDER OF EITHER THE INDEMNITEE, THE EMPLOYER OF THE INDEMNITEE OR THE COMPANY, OR AN "AFFILIATE" (AS SUCH TERM IS DEFINED IN RULE 12b-2, AS IN EFFECT ON THE DATE HEREOF, UNDER THE EXCHANGE ACT) OF THE COMPANY. EACH PARTY MAY REJECT A CANDIDATE FOR GOOD CAUSE, SUCH AS REASONABLE CONCERN REGARDING THAT CANDIDATE'S INDEPENDENCE, IMPARTIALITY, ACCESS TO CONFIDENTIAL INFORMATION OR FAILURE TO MEET AGREED UPON QUALIFICATIONS. ONCE INDEPENDENT LEGAL COUNSEL HAS BEEN SELECTED AND JOINTLY RETAINED BY THE PARTIES, THE COMPANY SHALL PAY ALL COSTS AND EXPENSES OF SUCH COUNSEL. INDEPENDENT LEGAL COUNSEL MAY RETAIN SUCH ADDITIONAL EXPERTS AS HE OR SHE DETERMINES ARE NECESSARY OR USEFUL FOR THE RENDERING OF HIS OR HER ADVISE, PROVIDED THAT HE OR SHE IN GOOD FAITH DETERMINES, AFTER NOTIFYING THE COMPANY AND THE INDEMNITEE OF THE SELECTION OF SUCH EXPERT AND SOLICITING ANY OBJECTIONS EITHER PARTY MIGHT HAVE, THAT SUCH EXPERT DOES NOT APPEAR TO HAVE A CONFLICT OF INTEREST. CIRCUMSTANCES THAT MIGHT CAUSE DOUBT REGARDING THE EXPERT'S INDEPENDENCE OR IMPARTIALITY INCLUDE BIAS, INTEREST IN THE RESULT OF ANY PROCEEDING, AND PAST OR PRESENT RELATIONS WITH THE INDEMNITEE, THE COMPANY (INCLUDING AN AFFILIATE OF THE COMPANY) OR THEIR RESPECTIVE COUNSELS. UNDER NO CIRCUMSTANCES SHALL ANY SUCH EXPERT BE (OR HAVE BEEN DURING THE SIX (6) YEAR PERIOD PRIOR TO THE SELECTION OF THE INDEPENDENT LEGAL COUNSEL) A RELATIVE, EMPLOYEE, OFFICER, DIRECTOR OR STOCKHOLDER OF THE INDEMNITEE, THE EMPLOYER OF THE INDEMNITEE, THE COMPANY OR AN AFFILIATE OF THE COMPANY, OR AN INDIVIDUAL OTHERWISE PROVIDING MATERIAL SERVICES TO THE INDEMNITEE, THE EMPLOYER OF HE INDEMNITEE, THE COMPANY OR AN AFFILIATE OF THE COMPANY.

         (D) THE TERM "POTENTIAL CHANGE IN CONTROL" SHALL BE DEEMED TO HAVE OCCURRED IF (i) THE COMPANY ENTERS INTO AN AGREEMENT, THE CONSUMMATION OF WHICH WOULD RESULT IN THE OCCURRENCE OF A CHANGE IN CONTROL; (ii) ANY PERSON (INCLUDING THE COMPANY) PUBLICLY ANNOUNCES AN INTENTION TO TAKE OR TO CONSIDER TAKING ACTIONS WHICH, IF CONSUMMATED, WOULD CONSTITUTE A CHANGE IN CONTROL; (iii) ANY PERSON, OTHER THAN A TRUSTEE OR OTHER FIDUCIARY HOLDING SECURITIES UNDER ANY EMPLOYEE BENEFIT PLAN OF THE COMPANY OR A CORPORATION OWNED, DIRECTLY OR INDIRECTLY, BY THE SHAREHOLDERS OF THE COMPANY IN SUBSTANTIALLY THE SAME PROPORTIONS AS THEIR OWNERSHIP OF STOCK OF THE COMPANY, WHO BECOMES THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF THE COMPANY REPRESENTING 10% OR MORE OF THE COMBINED VOTING POWER OF THE COMPANY'S THEN-OUTSTANDING VOTING SECURITIES; OR (iv) THE BOARD ADOPTS A RESOLUTION TO THE EFFECT THAT, FOR THE PURPOSES OF THIS AGREEMENT, A POTENTIAL CHANGE IN CONTROL HAS OCCURRED.

         (E) THE TERM "PROCEEDING" SHALL INCLUDE ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER BROUGHT IN THE NAME OF THE COMPANY OR ONE OF ITS SUBSIDIARIES OR OTHERWISE AND WHETHER OF A CIVIL, CRIMINAL OR ADMINISTRATIVE OR INVESTIGATIVE NATURE, BY REASON OF OR ARISING OUT OF THE FACT THAT THE INDEMNITEE IS OR WAS A DIRECTOR OF THE COMPANY, OR IS OR WAS SERVING AT THE REQUEST OF THE COMPANY AS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF


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              ANOTHER ENTERPRISE, WHETHER OR NOT HE OR SHE IS SERVING IN SUCH
              CAPACITY AT THE TIME ANY LIABILITY OR EXPENSES ARE INCURRED FOR WHICH INDEMNIFICATION OR REIMBURSEMENT IS TO BE PROVIDED UNDER THIS AGREEMENT.

2.       AGREEMENT TO SERVE

         THE INDEMNITEE AGREES TO SERVE AS A DIRECTOR AND/OR OFFICER OF THE COMPANY FOR SO LONG AS HE OR SHE IS DULY ELECTED OR APPOINTED OR UNTIL SUCH TIME AS HE OR SHE TENDERS HIS OR HER RESIGNATION IN WRITING.

3.       INDEMNIFICATION IN THIRD PARTY ACTIONS

         THE COMPANY SHALL INDEMNIFY THE INDEMNITEE IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION IF THE INDEMNITEE IS A PARTY TO OR THREATENED TO BE MADE A PARTY TO OR OTHERWISE INVOLVED IN ANY PROCEEDING (OTHER THAN A PROCEEDING BY OR IN THE NAME OF THE CMPANY OR SUCH SUBSIDIARY TO PROCURE A JUDGEMENT IN ITS FAVOR), BY REASON OF THE FACT THAT THE INDEMNITEE IS OR WAS A DIRECTOR OF THE COMPANY OR A SUBSIDIARY, OR IS OR WAS SERVING AT THE REQUEST OF THE COMPANY OR A SUBSIDIARY AS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER ENTERPRISE AGAINST ALL EXPENSES, JUDGEMENTS, FINES, PENALTIES AND ERISA EXCISE TAX ACTUALLY AND REASONABLY INCURRED BY THE INDEMNITEE IN CONNECTION WITH THE DEFENSE OR SETTLEMENT OF SUCH PROCEEDING, TO THE FULLEST EXTENT PERMITTED BY NEW YORK LAW; PROVIDED THAT ANY SETTLEMENT BE APPROVED IN WRITING BY THE COMPANY.

4.       INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE
         COMPANY

         THE COMPANY SHALL INDEMNIFY THE INDEMNITEE IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION IF THE INDEMNITEE IS A PARTY TO OR THREATENED TO BE MADE A PARTY TO OR OTHERWISE INVOLVED IN ANY PROCEEDING BY OR IN THE NAME OF THE COMPANY OR A SUBSIDIARY TO PROCURE A JUDGEMENT IN ITS FAVOR BY REASON OF THE FACT THAT THE INDEMNITEE WAS OR IS A DIRECTOR OF THE COMPANY OR A SUBSIDIARY, OR IS OR WAS SERVING AT THE REQUEST OF THE COMPANY OR A SUBSIDIARY AS A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER ENTERPRISE, AGAINST ALL EXPENSES ACTUALLY AND REASONABLY INCURRED BY THE INDEMNITEE IN CONNECTION WITH THE DEFENSE OR SETTLEMENT OF SUCH PROCEEDING, TO THE FULLEST EXTENT PERMITTED BY NEW YORK LAW.

5.       CONCLUSIVE PRESUMPTION REGARDING STANDARD OF CONDUCT

         THE INDEMNITEE SHALL BE CONCLUSIVELY PRESUMED TO HAVE MET THE RELEVANT STANDARDS OF CONDUCT AS DEFINED BY NEW YORK LAW FOR INDEMNIFICATION PURSUANT TO THIS AGREEMENT, UNLESS A DETERMINATION IS MADE THAT THE INDEMNITEE HAS NOT MET SUCH STANDARDS BY (i) THE BOARD BY A MAJORITY VOTE OF A QUORUM THEREOF CONSISTING OF DIRECTORS WHO WERE NOT PARTIES TO SUCH PROCEEDING (THE "DISINTERESTED DIRECTORS"), (ii) THE SHAREHOLDERS OF THE COMPANY BY MAJORITY VOTE, OR (iii) IN A WRITTEN OPINION BY INDEPENDENT LEGAL COUNSEL IN THE CASE OF A CHANGE IN CONTROL.


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6.       INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY

         NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, TO THE EXTENT THAT THE INDEMNITEE HAS BEEN SUCCESSFUL IN DEFENSE OF ANY PROCEEDING OR IN DEFENSE OF ANY CLAIM, ISSUE OR MATTER THEREIN, ON THE MERITS OR OTHERWISE, INCLUDING THE DISMISSAL OF A PROCEEDING WITHOUT PREJUDICE, THE INDEMNITEE SHALL BE INDEMNIFIED AGAINST ALL EXPENSES INCURRED IN CONNECTION THEREWITH TO THE FULLEST EXTENT PERMITTED BY NEW YORK LAW.

7.       ADVANCES OF EXPENSES

         THE EXPENSES INCURRED BY THE INDEMNITEE IN ANY PROCEEDING SHALL BE PAID PROMPTLY BY THE COMPANY IN ADVANCE OF THE FINAL DISPOSITION OF THE PROCEEDING AT THE WRITTEN REQUEST OF THE INDEMNITEE TO THE FULLEST EXTENT PERMITTED BY NEW YORK LAW; PROVIDED THAT AS LONG AS NEW YORK LAW REQUIRES SUCH AN UNDERTAKING, THE INDEMNITEE SHALL UNDERTAKE IN WRITING TO REPAY SUCH AMOUNT TO THE EXTENT THAT IT IS ULTIMATELY DETERMINED THAT THE INDEMNITEE IS NOT ENTITLED TO INDEMNIFICATION.

8.       PARTIAL INDEMNIFICATION

         IF THE INDEMNITEE IS ENTITLED UNDER ANY PROVISION OF THIS AGREEMENT TO INDEMNIFICATION BY THE COMPANY OR ONE OF ITS SUBSIDIARIES FOR SOME OR A PORTION OF THE EXPENSES, JUDGEMENTS, FINES, PENALTIES OR ERISA EXCISE TAXES ACTUALLY AND REASONABLY INCURRED BY HIM OR HER IN THE INVESTIGATION, DEFENSE, APPEAL OR SETTLEMENT OF ANY PROCEEDING BUT NOT, HOWEVER, FOR THE TOTAL AMOUNT THEREOF, THE COMPANY SHALL NEVERTHELESS INDEMNIFY THE INDEMNITEE FOR THE PORTION OF SUCH EXPENSES, JUDGEMENTS, FINES, PENALTIES OR ERISA EXCISE TAXES TO WHICH THE INDEMNITEE IS ENTITLED.

9.       INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO
         INDEMNIFICATION

         (a) PROMPTLY AFTER RECEIPT BY THE INDEMNITEE OF WRITTEN NOTICE OF THE COMMENCEMENT OF ANY PROCEEDING, THE INDEMNITEE WILL, IF A CLAIM IN RESPECT THEREOF IS TO BE MADE AGAINST THE COMPANY UNDER THIS AGREEMENT, NOTIFY THE COMPANY OF THE COMMENCEMENT THEREOF. THE OMISSION SO TO NOTIFY THE COMPANY (i) WILL RELIEVE THE COMPANY FROM ANY LIABILITY WHICH THE COMPANY MAY HAVE TO THE INDEMNITEE UNDER THIS AGREEMENT ONLY TO THE EXTENT THAT THE COMPANY IS ABLE TO ESTABLISH THAT ITS ABILITY TO AVOID SUCH LIABILITY WAS MATERIALLY PREJUDICED BY SUCH OMISSION, AND (ii) WILL NOT RELIEVE THE COMPANY FROM ANY LIABILITY WHICH IT MAY HAVE TO THE INDEMNITEE OTHERWISE THAN UNDER THIS AGREEMENT.

         (b) IF A CLAIM UNDER THIS AGREEMENT IS NOT PAID BY THE COMPANY WITHIN THIRTY (30) DAYS OF RECEIPT OF WRITTEN NOTICE, THE RIGHT TO INDEMNIFICATION AS PROVIDED BY THIS AGREEMENT SHALL BE ENFORCEABLE BY THE INDEMNITEE IN ANY COURT OF COMPETENT JURISDICTION. THE BURDEN OF PROVING BY CLEAR AND CONVINCING


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              EVIDENCE THAT THE RIGHT TO INDEMNIFICATION OR ADVANCEMENT OF
              EXPENSES ARE NOT APPROPRIATE SHALL BE ON THE COMPANY. NEITHER THE FAILURE OF THE DIRECTORS OR SHAREHOLDERS OF THE COMPANY OR INDEPENDENT LEGAL COUNSEL TO HAVE MADE A DETERMINATION PRIOR TO THE COMMENCEMENT OF SUCH ACTION THAT THE RIGHT TO INDEMNIFICATION OR ADVANCEMENT OF EXPENSES ARE PROPER IN THE CIRCUMSTANCES BECAUSE THE INDEMNITEE HAS MET THE APPLICABLE STANDARD OF CONDUCT, NOR AN ACTUAL DETERMINATION BY THE DIRECTORS OR SHAREHOLDERS OF THE COMPANY OR INDEPENDENT LEGAL COUNSEL THAT THE INDEMNITEE HASN'T MET SUCH APPLICABLE STANDARD OF CONDUCT, SHALL BE A DEFENSE TO THE ACTION OR CREATE A PRESUMPTION THAT THE INDEMNITEE HAS NOT MET THE APPLICABLE STANDARD OF CONDUCT.

         (C) THE INDEMNITEE'S EXPENSES INCURRED IN CONNECTION WITH ANY PROCEEDING CONCERNING HIS OR HER RIGHT TO INDEMNIFICATION OR ADVANCEMENT OF EXPENSES IN WHOLE OR IN PART PURSUANT TO THIS AGREEMENT SHALL ALSO BE INDEMNIFIED BY THE COMPANY REGARDLESS OF THE OUTCOME OF SUCH PROCEEDING, UNLESS A COURT OF COMPETENT JURISDICTION DETERMINES THAT THE MATERIAL ASSERTIONS MADE BY THE INDEMNITEE IN SUCH PROCEEDING WERE NOT MADE IN GOOD FAITH OR WERE FRIVOLOUS.


         (D) WITH RESPECT TO ANY PROCEEDING FOR WHICH INDEMNIFICATION IS REQUESTED, THE COMPANY WILL BE ENTITLED TO PARTICIPATE THEREIN AT ITS OWN EXPENSE AND, EXCEPT AS OTHERWISE PROVIDED BELOW, TO THE EXTENT THAT IT MAY WISH, THE COMPANY MAY ASSUME THE DEFENSE THEREOF, WITH COUNSEL REASONABLY SATISFACTORY TO THE INDEMNITEE. AFTER NOTICE FROM THE COMPANY TO THE INDEMNITEE OF ITS ELECTION TO ASSUME THE DEFENSE OF A PROCEEDING, THE COMPANY WILL NOT BE LIABLE TO THE INDEMNITEE UNDER THIS AGREEMENT FOR ANY LEGAL OR OTHER EXPENSES SUBSEQUENTLY INCURRED BATHE INDEMNITEE IN CONNECTION WITH DEFENSE THEREOF, OTHER THAN REASONABLE COSTS OF INVESTIGATION OR AS OTHERWISE PROVIDED BELOW. THE COMPANY SHALL NOT SETTLE ANY PROCEEDING IN ANY MANNER WHICH WOULD IMPOSE ANY PENALTY OR LIMITATION ON THE INDEMNITEE WITHOUT THE INDEMNITEE'S WRITTEN CONSENT. THE INDEMNITEE SHALL HAVE THE RIGHT TO EMPLOY HIS OR HER COUNSEL IN ANY PROCEEDING BUT THE FEES AND EXPENSES OF SUCH COUNSEL INCURRED AFTER WRITTEN NOTICE FROM THE COMPANY OF ITS ASSUMPTION OF THE DEFENSE THEREOF SHALL BE AT THE EXPENSE OF THE INDEMNITEE, UNLESS (i) THE EMPLOYMENT OF COUNSEL BY THE INDEMNITEE HAS BEEN AUTHORIZED BY THE COMPANY, (ii) THE INDEMNITEE SHALL HAVE REASONABLY CONCLUDED THAT THERE MAY BE A CONFLICT OF INTEREST BETWEEN THE COMPANY AND THE INDEMNITEE IN THE CONDUCT OF A PROCEEDING, OR (iii) THE COMPANY SHALL NOT IN FACT HAVE EMPLOYED COUNSEL TO ASSUME THE DEFENSE OF A PROCEEDING, IN EACH OF WHICH CASES THE FEES AND EXPENSES OF THE INDEMNITEE'S COUNSEL SHALL BE AT THE EXPENSE OF THE COMPANY. THE COMPANY SHALL NOT BE ENTITLED TO ASSUME THE DEFENSE OF ANY PROCEEDING BROUGHT BY OR ON BEHALF OF THE COMPANY OR AS TO WHICH THE INDEMNITEE HAS MADE THE CONCLUSION, WITH THE CONCURRENCE OF INDEPENDENT LEGAL COUNSEL, THAT THERE MAY BE A CONFLICT OF INTEREST BETWEEN THE COMPANY AND THE INDEMNITEE.


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10.      LIMITATIONS ON INDEMNIFICATION

         NO PAYMENTS PURSUANT TO THIS AGREEMENT SHALL BE MDE BY THE COMPANY:

         (a) TO INDEMNIFY OR ADVANCE EXPENSES TO THE INDEMNITEE WITH RESPECT TO PROCEEDINGS INITIATED, BROUGHT OR JOINED IN VOLUNTARILY BY THE INDEMNITEE, EXCEPT WITH RESPECT TO PROCEEDINGS BROUGHT TO ESTABISH OR ENFORCE A RIGHT TO INDEMNIFICATION OR ADVANCEMENT OF EXPENSES UNDER THIS AGREEMENT OR ANY OTHER STATUTE OR LAW OR OTHERWISE AS REQUIRED UNDER NEW YORK LAW, BUT SUCH INDEMNIFICATION OR ADVANCEMENT OF EXPENSES MAY BE PROVIDED BY THE COMPANY IN SPECIFIC CASES IF THE BOARD FINDS IT TO BE APPROPRIATE;

         (b) TO INDEMNIFY THE INDEMNITEE FOR ANY EXPENSES, JUDGEMENTS, FINES, PENALTIES OR ERISA EXCISE TAXES FOR WHICH PAYMENT IS ACTUALLY MADE TO THE INDEMNITEE UNDER A VALID AND COLLECTIBLE INSURANCE POLICY, EXCEPT IN RESPECT OF ANY EXCESS BEYOND THE AMOUNT OF PAYMENT UNDER SUCH INSURANCE;

         (c) TO INDEMNIFY THE INDEMNITEE FOR ANY EXPENSES, JUDGEMENTS, FINES OR PENALTIES SUSTAINED IN ANY PROCEEDING FOR AN ACCOUNTING OF PROFITS MADE FROM THE PURCHASE OR SALE BY THE INDEMNITEE OF SECURITIES OF THE COMPANY PURSUANT TO THE PROVISIONS OF SECTION 16(b) OF THE EXCHANGE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND AMENDMENTS THERETO OR SIMILAR PROVISIONS OF ANY FEDERAL, STATE OR LOCAL STATUTORY LAW;

         (d) TO INDEMNIFY THE INDEMNITEE FOR ANY EXPENSES, JUDGEMENTS, FINES, PENALTIES OR ERISA EXCISE TAXES RESULTING FROM THE INDEMNITEE'S CONDUCT WHICH IS FINALLY ADJUDGED TO HAVE BEEN WILLFUL MISCONDUCT, KNOWINGLY FRAUDULENT OR DELIBERATELY DISHONEST; OR

         (e) IF A COURT OF COMPETENT JURISDICTION SHALL FINALLY DETERMINE THAT ANY INDEMNIFICATION HEREUNDER IS UNLAWFUL.

11.      MAINENANCE OF LIABILITY INSURANCE

         (a) THE COMPANY CURRENTLY MAINTAINS IN FULL FORCE AND EFFECT DIRECTORS' AND OFFICERS' LIABILITY INSURANCE ("D&O INSURANCE").

         (b) UPON EXECUTION OF THIS AGREEMENT, THE INDEMNITEE SHALL BE NAMED AS AN INSURED IN SUCH A MANNER AS TO PROVIDE THE INDEMNITEE THE SAME RIGHTS AND BENEFITS AS ARE ACCORDED TO THE MOST FAVORABLY INSURED OF THE COMPANY'S DIRECTORS AND/OR OFFICERS, AS APPROPRIATE.

         (c) NOTWITHSTANDING THE FOREGOING, THE COMPANY SHALL HAVE NO OBLIGATION TO OBTAIN OR MAINTAIN D&O INSURANCE IF THE COMPANY DETERMINES IN GOOD FAITH THAT SUCH INSURANCE IS NOT REASONABLY AVAILABLE, THE PREMIUM COSTS FOR SUCH INSURANCE ARE DISPROPORTIONATE TO THE AMOUNT OF COVERAGE PROVIDED, THE COVERAGE PROVIDED BY SUCH INSURANCE IS SO LIMITED BY EXCLUSIONS THAT IT

              PROVIDES AN INSUFFICIENT BENEFIT, OR THE INDEMNITEE IS COVERED BY SIMILAR INSURANCE MAINTAINED BY A SUBSIDIARY OF THE COMPANY.

12.      LIMITATION OF ACTIONS AND RELEASE OF CLAIMS

         NO PROCEEDING SHALL BE BROUGHT AND NO CAUSE OF ACTION SHALL BE ASSERTED BY OR ON BEHALF OF THE COMPANY OR ANY SUBSIDIARY AGAINST THE INDEMNITEE, HIS OR HER SPOUSE, HEIRS, ESTATE, EXECUTORS OR ADMINISTRATORS AFTER THE EXPIRATION OF TWO YEARS FROM THE ACT OR OMISSION OF THE INDEMNITEE UPON WHICH SUCH PROCEEDING IS BASED; HOWEVER, IN A CASE WHERE THE INDEMNITEE FRAUDULENTLY CONCEALS THE FACTS UNDERLYING SUCH CAUSE OF ACTION, NO PROCEEDING SHALL BE BROUGHT AND NO CAUSE OF ACTION SHALL BE ASSERTED AFTER THE EXPIRATION OF TWO YEARS FROM THE EARLIER OF (i) THE DATE THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY DISCOVERS SUCH FACTS, OR (ii) THE DATE THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY COULD HAVE DISCOVERED SUCH FACTS BY THE EXERCISE OF REASONABLE DILIGENCE. ANY CLAIM OR CAUSE OF ACTION OF THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, INCLUDING CLAIMS PREDICATED UPON THE NEGLIGENT ACT OR OMISSION OF THE INDEMNITEE, SHALL BE EXTINGUISHED AND DEEMED RELEASED UNLESS ASSERTED BY FILING OF A LEGAL ACTION WITHIN SUCH PERIOD. THIS SECTION SHALL NOT APPLY TO ANY CAUSE OF ACTION WHICH HAS ACCRUED ON THE DATE HEREOF AND OF WHICH THE INDEMNITEE IS AWARE ON THE DATE HEREOF, BUT AS TO WHICH THE COMPANY HAS NO ACTUAL KNOWLEDGE APART FROM THE INDEMNITEE'S KNOWLEDGE.

13.      CHANGE IN CONTROL

         THE COMPANY AGREES THAT IF THERE IS A CHANGE IN CONTROL OF THE COMPANY (OTHER THAN A CHANGE IN CONTROL WHICH HAS BEEN APPROVED BY A MAJORITY OF THE BOARD WHO WERE DIRECTORS IMMEDIATELY PRIOR TO SUCH CHANGE IN CONTROL) THEN WITH RESPECT TO ALL MATTERS THEREAFTER ARISING CONCERNING THE RIGHTS OF THE INDEMNITEE TO INDEMNITY PAYMENTS OR ADVANCEMENT OF EXPENSES UNDER THIS AGREEMENT, ANY OTHER AGREEMENT OR THE COMPANY'S CERTIFICATE OF INCORPORATION OR BYLAWS NOW OR HEREAFTER IN EFFECT RELATING TO CLAIMS FOR INDEMNITY PAYMENTS OR THE ADVANCEMENT OF EXPENSES, THE COMPANY SHALL SEEK LEGAL ADVISE ONLY FROM AN INDEPENDENT LEGAL COUNSEL. THE INDEPENDENT LEGAL COUNSEL SHALL, AMONG OTHER THINGS, RENDER ITS WRITTEN OPINION TO THE COMPANY AND THE INDEMNITEE AS TO WHETHER AND TO WHAT EXTENT THE INDEMNITEE WOULD BE PERMITTED TO BE INDEMNIFIED UNDER APPLICABLE LAW. THE COMPANY AGREES TO INDEMNIFY THE INDEPENDENT LEGAL COUNSEL AGAINST ANY AND ALL EXPENSES (INCLUDING ATTORNEYS' FEES), CLAIMS, LIABILITIES, AND DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ITS ENGAGEMENT PURSUANT HERETO.

14.      ESTABLISHMENT OF A TRUST IN THE EVENT OF A POTENTIAL CHANGE
         IN CONTROL

         IN THE EVENT OF A POTENTIAL CHANGE IN CONTROL, THE COMPANY SHALL, UPON THE WRITTEN REQUEST BY THE INDEMNITEE AND UPON APPROVAL BY A MAJORITY OF DISINTERESTED DIRECTORS, CREATE A TRUST FOR HE BENEFIT OF THE INDEMNITEE, AND THE COMPANY SHALL, FROM TIME TO TIME UPON WRITTEN REQUEST OF THE INDEMNITEE AND UPON APPROVAL BY A MAJORITY OF DISINTERESTED DIRECTORS OR THE INDEPENDENT LEGAL COUNSEL IN THE EVENT OF

         A CHANGE IN CONTROL, FUND SUCH TRUST IN AN AMOUNT SUFFICIENT TO SATISFY ANY AND ALL EXPENSES REASONABLY ANTICIPATED AT THE TIME OF EACH SUCH REQUEST TO BE INCURRED IN CONNECTION WITH INVESTIGATING, PREPARING FOR, AND DEFENDING ANY PROCEEDING, ANY AND ALL JUDGMENTS, FINES, PENALTIES AND SETTLEMENT AMOUNTS IN CONNECTION WITH ANY AND ALL PROCEEDINGS FROM TIME TO TIME ACTUALLY PAID OR CLAIMED, REASONABLY ANTICIPATED OR PROPOSED TO BE PAID, AND THE FEES AND EXPENSES OF THE TRUSTEE. THE AMOUNT OR AMOUNTS TO BE DEPOSITED IN THE TRUST PURSUANT TO THE FOREGOING FUNDING OBLIGATION SHALL BE DETERMINED BY THE BOARD, OR THE INDEPENDENT LEGAL COUNSEL IN THE EVENT OF A CHANGE IN CONTROL. THE TERMS OF THE TTRUST SHALL PROVIDE THAT, UPON A CHANGE IN CONTROL, (i) THE TRUST SHALL NOT BE REVOKED OR THE PRINCIPAL THEREOF INVADED, WITHOUT THE WRITTEN CONSENT OF THE INDEMNITEE, (ii) THE TRUSTEE SHALL ADVANCE, WITHIN FIVE (5) DAYS OF A REQUEST BY THE INDEMNITEE, ANY AND ALL EXPENSES TO THE INDEMNITEE (AND THE INDEMNITEE HEREBY AGREES TO REIMBURSE THE TRUST UNDER THE CIRCUMSTANCES UNDER WHICH THE INDEMNITEE WOULD BE REQUIRED TO REIMBURSE THE COMPANY UNDER SECTION 7 OF THIS AGREEMENT), (iii) THE TRUST SHALL CONTINUE TO BE FUNDED BY THE COMPANY IN ACCORDANCE WITH THE FUNDING OBLIGATIONS SET FORTH ABOVE, (iv) THE TRUSTEE SHALL PROMPTLY PAY TO THE INDEMNITEE ALL AMOUNTS FOR WHICH THE INDEMNITEE SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS AGREEMENT OR OTHERWISE, AND (v) ALL UNEXPECTED FUNDS IN SUCH TRUST SHALL REVERT TO THE COMPANY UPON A FINAL DETERMINATION BY THE BOARD, THE INDEPENDENT LEGAL COUNSEL, OR A COURT OF COMPETENT JURISDICTION, AS THE CASE MAY BE, THAT THE INDEMNITEE HAS BEEN FULLY INDEMNIFIED UNDER THE TERMS OF THIS AGREEMENT. THE TRUSTEE SHALL BE CHOSEN BY THE INDEMNITEE AND APPROVED OF BY A MAJORITY OF DISINTERESTED DIRECTORS. NOTHING IN THIS SECTION 14 SHALL RELIEVE THE COMPANY OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

15.      INDEMNIFICATION HEREUNDER NOT EXCLUSIVE

         THE INDEMNIFICATION PROVIDED BY THIS AGREEMENT SHALL NOT BE DEEMED EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH THE INDEMNITEE MAY BE ENTITLED UNDER THE COMPANY'S OR ANY SUBSIDIARY'S CHARTER OR BYLAWS, OR ANY VOTE OF SHAREHOLDERS OR DISINTERESTED DIRECTORS OR NEW YORK LAW, BOTH AS TO ACTION IN HIS OR HER OFFICIAL CAPACITY AND AS TO ACTION IN ANOTHER CAPACITY ON BEHALF OF THE COMPANY OR ANY SUBSIDIARY WHILE HOLDING SUCH OFFICE.

16.      SUCCESSORS AND ASSIGNS

         THIS AGREEMENT SHALL BE BINDING UPON, AND SHALL INURE TO THE BENEFIT OF THE INDEMNITEE AND HIS OR HER HEIRS, PERSONAL REPRESENTATIVES AND ASSIGNS, AND THE COMPANY AND ITS SUCCESSORS AND ASSIGNS.

17.      SEPARABILITY

         EACH PROVISION OF THIS AGREEMENT IS A SEPARATE AND DISTINCT AGREEMENT AND INDEPENDENT OF THE OTHERS, SO THAT IF ANY PROVISION HEREOF SHALL BE HELD TO BE INVALID OR UNENFORCEABLE FOR ANY REASON, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE OTHER PROVISIONS HEREOF. TO THE EXTENT REQUIRED,

         ANY PROVISION OF THIS AGREEMENT MAY BE MODIFIED BY A COURT OF COMPETENT JURISDICTION TO PRESERVE ITS VALIDITY AND TO PROVIDE THE INDEMNITEE WITH THE BROADEST POSSIBLE INDEMNIFICATION PERMITTED UNDER NEW YORK LAW.

18.      SAVINGS CLAUSE

         IF THIS AGREEMENT OR ANY PORTION THEREOF BE INVALIDATED ON ANY GROUND BY ANY COURT OF COMPETENT JURISDICTION, THEN THE COMPANY SHALL NEVERTHELESS INDEMNIFY INDEMNITEE AS TO EXPENSES, JUDGEMENTS, FINES, PENALTIES OR ERISA EXCISE TAXES WITH RESPECT TO ANY PROCEEDING TO THE FULL EXTENT PERMITTED BY ANY APPLICABLE PORTION OF THIS AGREEMENT THAT SHALL NOT HAVE BEEN INVALIDATED OR BY ANY OTHER APPLICABLE NEW YORK LAW.

19.      INTERPRETATION; GOVERNING LAW

         THIS AGREEMENT SHALL BE CONSTRUED AS A WHOLE AND IN ACCORDANCE WITH ITS FAIR MEANING. HEADINGS ARE FOR CONVENIENCE ONLY AND SHALL NOT BE USED IN CONSTRUING MEANING. THIS AGREEMENT SHALL BE GOVERNED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

20.      AMENDMENTS

         NO AMENDMENT, WAIVER, MODIFICATION, TERMINATION OR CANCELLATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN WRITING SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT IS SOUGHT. THE INDEMNIFICATION RIGHTS AFFORDED TO THE INDEMNITEE HEREBY ARE CONTRACT RIGHTS AND MAY NOT BE DIMINISHED, ELIMINATED OR OTHERWISE AFFECTED BY AMENDMENTS TO THE COMPANY'S OR ANY SUBSIDIARY'S CHARTER OR BYLAWS OR BY AMENDMENTS TO ANY AGREEMENTS, INCLUDING D&O INSURANCE POLICIES.

21.      COUNTERPARTS

         THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, ALL OF WHICH SHALL BE CONSIDERED ONE AND THE SAME AGREEMENT AND SHALL BECOME EFFECTIVE WHEN ONE OR MORE COUNTERPARTS HAVE BEEN SIGNED BY EACH PARTY AND DELIVERED TO THE OTHER.

22.      NOTICES

         ALL NOTICES, DEMANDS, REQUESTS, OR OTHER COMMUNICATIONS WHICH MAY BE OR ARE REQUIRED TO BE GIVEN, SERVED OR SENT BY EITHER PARTY TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT, SHALL BE IN WRITING AND SHALL BE HAND DELIVERED, SENT BY EXPRESS MAIL OR OTHER OVERNIGHT DELIVERY SERVICE OR MAILED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, OR TRANSMITTED BY TELEGRAM, TELEX OR TELECOPY, ADDRESSED AS FOLLOWS:

              IF TO THE COMPANY:

                   PREMIER NATIONAL BANCORP, INC.
                   ROUTE 55
                   LAGRANGEVILLE, NEW YORK 12540
                   ATTN: PRESIDENT

                  IF TO THE INDEMNITEE:


         EACH PARTY MAY DESIGNATE BY NOTICE IN WRITING A NEW ADDRESS (OR SUBSTITUTE OR ADDITIONAL PERSONS) TO WHICH ANY NOTICE, DEMAND, REQUEST OR COMMUNICATION MAY THEREAFTER BE SO GIVEN, SERVED OR SENT. EACH NOTICE, DEMAND, REQUEST, OR COMMUNICATION WHICH SHALL BE MAILED, SENT, DELIVERED, TELEFAXED OR TELEXED IN THE MANNER DESCRIBED ABOVE, OR WHICH SHALL BEDELIVERED TO A TELEGRAPH COMPANY, SHALL BE DEEMED SUFFICIENTLY GIVEN, SERVED, SENT TO BE DELIVERED OR RECEIVED FOR ALL PURPOSES AT SUCH TIME AS IT IS DELIVERED TO THE ADDRESSEE (WITH THE RETURN RECEIPT, THE DELIVERY RECEIPT OR, WITH RESPECT TO ATELEX OR TELEFAX, THE ANSWER BACK BEING DEEMED CONCLUSIVE EVIDENCE OF SUCH DELIVERY) OR AT SUCH TIME AS DELIVERY IS REFUSED BY THEADDRESSEE UPON PRESENTATION.

23.      TERMINATION OF PRIOR INDEMNIFICATION AGREEMENT

         THIS AGREEMENT SUPERCEDES AND REPLACES ANY PRIOR AGREEMENTS BETWEEN THE COMPANY OR ANY OF ITS PREDECESSORS AND THE INDEMNITEE RELATING TO INDEMNIFICATION OF THE INDEMNITEE BY THE COMPANY OR SUCH PREDECESSOR, INCLUDING WITHOUT LIMITATION THE INDEMNIFICATION AGREEMENT EFFECTIVE JULY 17, 1998 BETWEEN PROGRESSIVE BANK, INC. AND THE INDEMNITEE, AND UPON THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE PARTIES HERETO ALL SUCH AGREEMENTS SHALL TERMINATE AND BE OF NO FURHER FORCE OR EFFECT. NOTHING CONTAINED IN THISSECTION 23 SHALL BE CONSTRUED TO LIMIT IN ANY WAY THE PROVISIONS OF SECTION 15 HEREOF.

24.      SUBROGATION

         IN THE EVENT OF PAYMENT UNDER THIS AGREEMENT, THECOMPANY SHALL BE SUBROGATED TO THE EXTENT OF SUCH PAYMENT TO ALL OF THE RIGHTS OF RECOVERY OF INDEMNITEE, WHO SHALL EXECUTE ALL PAPERS REQUIRED AND SHALL DO EVERYTHING HAT MAY BE NECESSARY TO ENABLE THECOMPANY EFFECTIVELY TO BRING SUIT TO ENFORCE SUCH RIGHTS.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE ENERED INTO THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.


                                  INDEMNITEE


                                  -----------------------------------

                                  PREMIER NATIONAL BANCORP, INC.


                                  BY:
                                     --------------------------------
                                     NAME:
                                     TITLE: